Note 15. Regulatory Matters	12 Months Ended
Dec. 31, 2011
Restrictions on Dividends, Loans and Advances [Text Block]
15.	REGULATORY MATTERS

The approval of regulatory authorities is required if the total of all dividends declared by the Bank in any calendar year exceeds net profits as defined for that year combined with its retained net profits for the two preceding calendar years less any required transfers to surplus.  Under this formula, the amount available for payment of dividends by the Bank to the Company at December 31, 2011, without the approval of the regulatory authorities is $3.0 million.

Included in cash and due from banks are required federal reserves of $4.8 million and $4.1 million at December 31, 2011 and 2010, respectively, for facilitating the implementation of monetary policy by the Federal Reserve System.  The required reserves are computed by applying prescribed ratios to the classes of average deposit balances.  These are held in the form of cash on hand and/or balances maintained directly with the Federal Reserve Bank.

Federal law prevents the Company from borrowing from the Bank unless the loans are secured by specific obligations.  Further, such secured loans are limited in amount to ten percent of the Bank’s capital.  The Company had no such borrowings at December 31, 2011 and 2010.